December 14, 2007


                           TOUCHSTONE STRATEGIC TRUST

                        TOUCHSTONE SMALL CAP GROWTH FUND

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2007

                             NOTICE OF CHANGE TO THE
                        TOUCHSTONE SMALL CAP GROWTH FUND

On December 14, 2007, the merger of the Small Cap Growth Fund into the Diversified Small Cap Growth Fund was approved by shareholders of the Small Cap Growth Fund. The merger will take place sometime in the 1st quarter of 2008.

Under the terms of the reorganization proposal, the Small Cap Growth Fund will liquidate by transferring substantially all of its assets to the Diversified Small Cap Growth Fund. Class B shares of the Small Cap Growth Fund will be exchanged for Class A shares of the Diversified Small Cap Growth Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the reorganization. After the reorganization, the Diversified Small Cap Growth Fund will retain its current investment goals and strategies and current portfolio managers. Class B shares of the Small Cap Growth Fund are closed to new and subsequent investments.

For more information about the Diversified Small Cap Growth Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.




              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.